Exhibit 99.2

55 Water Street New York, NY 10041 www.spglobal.com Press Release For Immediate Release

S&P Global Announces Pricing of Offering of

$600,000,000 Senior Notes due 2031 and $400,000,000 Senior Notes due 2035

NEW YORK, December 1, 2025 – S&P Global (NYSE: SPGI) (the “Company” or “S&P Global”) today announced that it has priced an offering (the “Offering”) of $600,000,000 aggregate principal amount of 4.250% senior notes due 2031 (the “2031 Notes”) and $400,000,000 aggregate principal amount of 4.800% senior notes due 2035 (the “2035 Notes” and, together with the 2031 Notes, the “Notes”) in a private placement transaction pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The 2031 Notes will bear interest at a rate of 4.250% per annum and will mature on January 15, 2031. The 2035 Notes will bear interest at a rate of 4.800% per annum and will mature on December 4, 2035. Interest on the 2031 Notes is payable semi-annually in cash in arrears on January 15 and July 15 of each year, beginning on July 15, 2026. Interest on the 2035 Notes is payable semi-annually in cash in arrears on June 4 and December 4 of each year, beginning on June 4, 2026. The Notes will be unsecured and unsubordinated obligations of the Company and will be guaranteed by its subsidiary, Standard & Poor’s Financial Services LLC. The closing of the sale of the Notes is expected to occur on or about December 4, 2025, subject to customary closing conditions.

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include, without limitation, funding of possible acquisitions, repayment, redemption or refinancing of indebtedness, capital expenditures, working capital, satisfaction of other obligations or repurchase of our outstanding common stock. We may temporarily invest the net proceeds of this offering in short-term, liquid investments until they are used for their stated purpose.

The Notes will be sold in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and, unless so registered, may not be offered or sold in the United States absent an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offer of the Notes will be made only by means of an offering memorandum.

About S&P Global

S&P Global (NYSE: SPGI) enables businesses, governments, and individuals with trusted data, expertise and technology to make decisions with conviction. We are Advancing Essential Intelligence through world-leading benchmarks, data, and insights that customers need in order to plan confidently, act decisively, and thrive economically in a rapidly changing global landscape.

From helping our customers assess new investments across the capital and commodities markets to guiding them through the energy expansion, acceleration of artificial intelligence, and evolution of public and private markets, we enable the world’s leading organizations to unlock opportunities, solve challenges, and plan for tomorrow – today.

Contact:

Investor Relations:

Mark Grant

Senior Vice President, Investor Relations and Treasurer

Tel: +1 (347) 640-1521

mark.grant@spglobal.com

Media:

Christina Twomey

Chief Communications Officer

Tel: +1 (646) 407-3001

christina.twomey@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which the Company operates and beliefs of and assumptions made by the Company’s management, involve uncertainties that could significantly affect the financial or operating results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. For example, management may use forward-looking statements when addressing topics such as whether the Offering will be completed and the anticipated use of proceeds from the Offering. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things:

•

worldwide economic, financial, political, and regulatory conditions (including slower GDP growth or recession, restrictions on trade (e.g., tariffs), instability in the banking sector and inflation), and factors that contribute to uncertainty and volatility (e.g., supply chain risk), natural and man-made disasters, civil unrest, public health crises (e.g., pandemics), geopolitical uncertainty (including military conflict), and conditions that result from legislative, regulatory, trade and policy changes, including from the U.S. administration;

•

the volatility and health of debt, equity, commodities, energy and automotive markets, including credit quality and spreads, the composition and mix of credit maturity profiles, the level of liquidity and future debt issuances, equity flows from active to passive, fluctuations in average asset prices in global equities, demand for investment products that track indices and assessments and trading volumes of certain exchange-traded derivatives;

•	the demand and market for credit ratings in and across the sectors and geographies where the Company operates;

•

the Company’s ability to maintain adequate physical, technical and administrative safeguards to protect the security of confidential information and data, and the potential for a system or network disruption that results in regulatory penalties and remedial costs or improper disclosure of confidential information or data;

•	the outcome of litigation, government and regulatory proceedings, investigations and inquiries;

•

concerns in the marketplace affecting the Company’s credibility or otherwise affecting market perceptions of the integrity or utility of independent credit ratings, benchmarks, indices and other services;

•	the level of merger and acquisition activity in the United States and abroad;

•	the level of the Company’s future cash flows and capital investments;

•

the effect of competitive products (including those incorporating generative artificial intelligence (“AI”) and pricing, including the level of success of new product developments and global expansion;

•	the impact of customer cost-cutting pressures;

•	a decline in the demand for our products and services by our customers and other market participants;

•	our ability to develop new products or technologies, to integrate our products with new technologies (e.g., AI), or to compete with new products or technologies offered by new or existing competitors;

•	our ability to attract, incentivize and retain key employees, especially in a competitive business environment;

•	our ability to successfully navigate key organizational changes, including among our executive leadership;

•

the Company’s exposure to potential criminal sanctions or civil penalties for noncompliance with foreign and U.S. laws and regulations that are applicable in the jurisdictions in which it operates, including sanctions laws relating to countries such as Iran, Russia and Venezuela, anti-corruption laws such as the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010, and local laws prohibiting corrupt payments to government officials, as well as import and export restrictions;

•	the continuously evolving regulatory environment in Europe, the United States and elsewhere around the globe affecting each of our businesses and the products they offer, and our compliance therewith;

•	the Company’s ability to make acquisitions and dispositions and successfully integrate the businesses we acquire;

•	consolidation of the Company’s customers, suppliers or competitors;

•	the introduction of competing products or technologies by other companies;

•	the ability of the Company, and its third-party service providers, to maintain adequate physical and technological infrastructure;

•

the Company’s ability to successfully recover from a disaster or other business continuity problem, such as an earthquake, hurricane, flood, civil unrest, protests, military conflict, terrorist attack, outbreak of pandemic or contagious diseases, security breach, cyber attack, data breach, power loss, telecommunications failure or other natural or man-made event;

•	the impact on the Company’s revenue and net income caused by fluctuations in foreign currency exchange rates;

•	the impact of changes in applicable tax or accounting requirements on the Company;

•	the separation of S&P Global Mobility (“Mobility”) into a standalone public company not being consummated within the anticipated time period or at all;

•	the ability of the separation of Mobility to qualify for tax-free treatment for U.S. federal income tax purposes;

•	any disruption to the Company’s business in connection with the proposed separation of Mobility;

•

any loss of synergies from separating the businesses of Mobility and the Company that adversely impact the results of operations of both businesses, or the companies resulting from the separation of Mobility not realizing all of the expected benefits of the separation;

•

following the separation of Mobility, the combined value of the common stock of the two publicly-traded companies not being equal to or greater than the value of the Company’s common stock had the separation not occurred; and

•	the outcome of the Offering.

The factors noted above are not exhaustive. The Company and its subsidiaries operate in a dynamic business environment in which new risks emerge frequently. Accordingly, the Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made, except as required by applicable law. Further information about the Company’s businesses, including information about factors that could materially affect its results of operations and financial condition, is contained in the Company’s filings with the SEC, including Item 1A, Risk Factors in our most recently filed Annual Report on Form 10-K, as supplemented by Item 1A, Risk Factors, in our most recently filed Quarterly Report on Form 10-Q.